UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007 (May 15, 2007)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 15, 2007, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of King Pharmaceuticals, Inc. (“King”) approved grants under the King Pharmaceuticals, Inc. Incentive Plan (the “Incentive Plan”) of 105,500 shares of restricted stock to Joseph Squicciarino, King’s Chief Financial Officer, and 53,000 shares of restricted stock to Stephen J. Andrzejewski, King’s Chief Commercial Officer. The restricted shares will vest in full on May 15, 2012 if the individual has continuously worked for King through such date. The restricted shares will vest in full before such date upon such individual’s death, disability, approved retirement or following a change in control of King. The restricted shares will vest pro rata (by whole months elapsed between grant and the scheduled vesting date) before such date upon such individual’s separation from service for certain other reasons as described in the Incentive Plan or upon such individual’s separation from service for Good Reason (as such term is defined in the grant agreement). The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Grant Restricted Stock Certificate and Restricted Stock Grant Agreement attached hereto as Exhibit 10.1.
     On May 15, 2007, the Committee also approved a revised Form of Long-Term Performance Unit Award Agreement — One Year Performance Cycle, attached hereto as Exhibit 10.2, and a revised Form of Long-Term Performance Unit Award Agreement — Three Year Performance Cycle, attached hereto as Exhibit 10.3, to be used pursuant to the Incentive Plan. On May 16, 2007, the Board of Directors of King approved a revised Form of Restricted Stock Unit Certificate and Restricted Stock Grant Unit Agreement, attached hereto as Exhibit 10.4, to be used pursuant to the Incentive Plan. These forms were modified to address the manner in which King may satisfy its tax withholding obligations.
     On May 16, 2007, the Board of Directors of King also adopted an amendment to the Director Compensation Policy for the Non-Employee Directors of King (the “Policy”). The amendment was made to reflect the change from a Non-Executive Chairman of the Board to a Lead Independent Director and provides for an annual retainer for the Lead Independent Director of $25,000. The initial Lead Independent Director is Ted G. Wood. The amended Policy is attached hereto as Exhibit 10.5 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
10.1	Form of Retention Grant Restricted Stock Certificate and Restricted Stock Grant Agreement
10.2	Form of Long-Term Performance Unit Award Agreement — One Year Performance Cycle
10.3	Form of Long-Term Performance Unit Award Agreement — Three Year Performance Cycle
10.4	Form of Restricted Stock Unit Certificate and Restricted Stock Unit Grant Agreement
10.5	Director Compensation Policy for Non-Employee Directors of King Pharmaceuticals, Inc., as approved by the Board of Directors on February 13, 2004 and amended on July 22, 2005, February 22, 2006, August 2, 2006, and May 16, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	KING PHARMACEUTICALS, INC.
	By:	/s/ Brian A. Markison
Brian A. Markison
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Retention Grant Restricted Stock Certificate and Restricted Stock Grant Agreement

10.2	Form of Long-Term Performance Unit Award Agreement — One Year Performance Cycle

10.3	Form of Long-Term Performance Unit Award Agreement — Three Year Performance Cycle

10.4	Form of Restricted Stock Unit Certificate and Restricted Stock Unit Grant Agreement

10.5
Director Compensation Policy for Non-Employee Directors of King Pharmaceuticals, Inc., as approved by the Board of Directors on February 13, 2004 and amended on July 22, 2005, February 22, 2006, August 2, 2006, and May 16, 2007